Exhibit 99.1

Verano Repudiates Transaction to Acquire Goodness Growth Holdings

Goodness Growth Holdings, Inc. (CSE: GDNS) (OTCQX: GDNSF) (“Goodness” or the “Company”) announces today that on October 13th, 2022, Verano Holdings Corp. (“Verano”) delivered notice (the “Termination Notice”) to Goodness purporting to terminate the arrangement agreement between Verano and Goodness dated January 31, 2022, as amended (the “Arrangement Agreement”). Under the Arrangement Agreement, Verano agreed to acquire all of the issued and outstanding subordinate voting shares, multiple voting shares and super voting shares of Goodness (the “Transaction”). Goodness believes that Verano has no legal basis to terminate the Arrangement Agreement, and that Verano has committed various material breaches of the Arrangement Agreement. Verano’s repudiation of the Arrangement Agreement has been acknowledged by Goodness, and the Transaction will not proceed. Goodness intends to immediately commence legal proceedings against Verano to seek significant damages for, among other things, Verano’s material breaches of the Arrangement Agreement, Verano’s failure to discharge its obligations thereunder and Verano’s breach of the duties of good faith and honest contractual performance.

The Termination Notice claims that Verano has grounds to terminate the Arrangement Agreement on the basis of (i) alleged breaches of certain representations made by Goodness, (ii) Goodness’ alleged failure to give reasonable consideration to Verano’s comments on the draft Goodness proxy circular prepared by Goodness and reviewed and cleared by the United States Securities Exchange Commission (the “Proxy”), (iii) the refusal of the board of directors of Goodness to re-evaluate the terms of the transaction despite the fact that no material adverse changes had occurred to either Goodness or Verano, and (iv) Goodness’ alleged failure to reaffirm its recommendation to shareholders to vote for the Transaction, which recommendation had not yet been made and was planned to be made in the Proxy, which was anticipated to be mailed to the shareholders of Goodness next week.

Goodness vehemently denies all of Verano’s allegations and has complied with its obligations under the Arrangement Agreement in all material respects at all times. Verano has no factual or legal basis to justify or support its purported grounds for termination of the Arrangement Agreement. Goodness believes that Verano is repudiating the Arrangement Agreement to avoid fulfilling its obligations thereunder after Goodness refused Verano’s request to reduce the agreed-upon consideration payable by Verano under the Arrangement Agreement.

Goodness will file suit promptly to recover all damages available to it under the Arrangement Agreement and at law and hold Verano responsible for its breaches and failure to consummate the transactions contemplated thereunder.

The foregoing summary of certain provisions of the Arrangement Agreement is qualified in its entirety by the provisions of the Arrangement Agreement, a copy of which is available on SEDAR at www.sedar.com.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc., is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. The Company’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, Inc., and its science and intellectual property incubator, Resurgent Biosciences, Inc. The Company manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods® and other retail locations and third-party dispensaries. Its team of more than 450 employees is focused on the development of differentiated products, driving scientific innovation of plant-based medicines, and developing meaningful intellectual property. Today, the Company is licensed to grow, process, and/or distribute cannabis in five markets and operates 18 dispensaries across the United States. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Contacts:

Sam Gibbons	Amanda Hutcheson
Vice President, Investor Relations	Senior Manager, Corporate Communications
samgibbons@goodnessgrowth.com	amandahutcheson@vireohealth.com
(612) 314-8995	(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains "forward-looking information" and “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (collectively, “forward-looking information”). Forward-looking information contained in this press release may be identified by the use of words such as “should,” “may,” “continue,” “expect,” “outlook,” “will,” “believe,” “subject to,” “plans,” and “pending,” or variations of such words and phrases. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management's experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future litigation matters and award claims. Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: Goodness’ intent to immediately commence legal proceedings against Verano; the timing, cost and outcome of the pending litigation with Verano; the termination of the Transaction; Goodness’ intent to enforce its rights under the Arrangement Agreement; Goodness’ intent to promptly file suit against Verano; the recovery of all damages available to Goodness under the Arrangement Agreement; the mailing of the Proxy to shareholders of Goodness; Goodness’ ability to hold Verano responsible for its breaches of the Arrangement Agreement and failure to consummate the transactions contemplated thereunder; the impact of the termination of the Transaction on Goodness; timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws in the United States relating to cannabis operations in the United States and any changes to such laws; operational, regulatory and other risks; execution of business strategy; management of growth; difficulty to forecast; conflicts of interest; risks inherent in an agricultural business; liquidity and additional financing; labor union relations; the timing of adult-use sales in New York; and the Company’s ability to meet the demand for smokable cannabis flower in Minnesota.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.